UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒         Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

GI DYNAMICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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GI Dynamics, Inc.

355 Congress Street, Boston, MA 02210

February [    ], 2018

Dear Stockholder,

You are cordially invited to attend a Special Meeting of Stockholders (the “Special Meeting”) of GI Dynamics, Inc. to be held on [    ], 2018, at [    ] p.m., United States Eastern Standard Time, (which is [    ], 2018, at [    ] a.m., Australian Eastern Daylight Time), at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., One Financial Center, Boston, MA 02111. The attached notice of Special Meeting and proxy statement describe the business which we will conduct at the Special Meeting and provides information about us that you should consider when you vote your shares of common stock (“Shares”).

At the Special Meeting, we will ask stockholders (i) to ratify our prior issue of 28,467,063 CHESS Depositary Interests (“CDIs”) (equivalent to 569,341 Shares) in the capital of GI Dynamics, Inc. with an issue price of A$0.035 per CDI under a private placement to select sophisticated and professional investors in Australia and the United States; (ii) to approve our issue of 27,391,756 CDIs (equivalent to 547,835 Shares) in the capital of GI Dynamics, Inc. with an issue price of A$0.035 per CDI under a private placement to Crystal Amber Fund Limited, an existing shareholder; and (iii) to approve our issue of 2,921,800 CDIs (equivalent to 58,436 Shares) in the capital of GI Dynamics, Inc. with an issue price of A$0.035 per CDI under a private placement to Timothy J. Barberich, one of our non-executive directors, in each case on the terms and conditions set out in the accompanying proxy statement. Our Board of Directors recommends the approval of each of these proposals. Such other business will be transacted as may properly come before the Special Meeting.

All stockholders and holders of our CDIs are invited to attend the Special Meeting in person or via telephone and we hope you will be able to attend the Special Meeting. Whether or not you expect to attend the Special Meeting, you are urged to vote or submit your proxy card or CDI Voting Instruction Form as soon as possible so that your shares of common stock (or shares of common stock underlying your CDIs) can be voted at the Special Meeting in accordance with your instructions. When you have finished reading the proxy statement, we encourage you to vote promptly. You may vote your shares of common stock (or direct CHESS Depositary Nominees Pty Ltd (“CDN”) to vote if you hold your shares of common stock in the form of CDIs) by following the instructions on the enclosed proxy card or the CDI Voting Instruction Form. Internet voting is available as described in the enclosed materials. Therefore, when you have finished reading the proxy statement, you are urged to vote in accordance with the instructions set forth in this proxy statement. We encourage you to vote by proxy so that your shares of common stock will be represented and voted at the meeting, whether or not you can attend. If you hold your shares through an account with a brokerage firm, bank or other nominee, please follow the instructions you receive from them to vote your shares.

Thank you for your ongoing support. We look forward to seeing you at the Special Meeting.

Sincerely,

Scott Schorer
President and Chief Executive Officer

GI Dynamics, Inc.

355 Congress Street, Boston, MA 02210

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To the Stockholders:

A Special Meeting of stockholders of GI Dynamics, Inc., a Delaware corporation (the “Company”), will be held on [    ], 2018, at [    ] p.m., United States Eastern Standard Time, (which is [    ], 2018, at [    ] a.m., Australian Eastern Daylight Time) at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., One Financial Center, Boston, MA 02111, for the following purposes:

1.	For the purposes of Australian Securities Exchange (“ASX”) Listing Rule 7.4 and for all other purposes, to ratify the prior issue by the Company of 28,467,063 CHESS Depositary Interests (“CDIs”) (equivalent to 569,341 shares of common stock of the Company (“Shares”)) in the capital of the Company with an issue price of A$0.035 per CDI under a private placement to select sophisticated and professional investors in Australia and the United States on the terms and conditions set out in the accompanying proxy statement;

2.	For the purposes of ASX Listing Rule 10.11 and for all other purposes, to approve our issue of 27,391,756 CDIs (equivalent to 547,835 Shares) in the capital of GI Dynamics, Inc. with an issue price of A$0.035 per CDI under a private placement to Crystal Amber Fund Limited, an existing shareholder, on the terms and conditions set out in the accompanying proxy statement;

3.	For the purposes of ASX Listing Rule 10.1 and for all other purposes, to approve our issue of 2,921,800 CDIs (equivalent to 58,436 Shares) in the capital of GI Dynamics, Inc. with an issue price of A$0.035 per CDI under a private placement to Timothy J. Barberich, one of our non-executive directors, on the terms and conditions set out in the accompanying proxy statement;

4.	To authorize an adjournment of the Special Meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of Proposals 1 through 3; and

5.	To transact such other business as may be properly brought before the Special Meeting and any adjournments thereof.

Our Board of Directors recommends a vote “FOR” Proposals 1 through 3, except for Timothy J. Barberich (with respect to Proposal 3 only), who abstains from making a recommendation with respect to the specified Proposal due to his personal interest in that Proposal.

Stockholders entitled to notice of and to vote at the Special Meeting shall be determined as of the close of business on December 31, 2017 (Australian Eastern Daylight Time), the record date fixed by our Board of Directors for such purpose (the “Record Date”). The owners of common stock as of the Record Date are entitled to vote at the Special Meeting and any adjournments or postponements of the meeting. Record holders of CDIs, as of the close of business on the Record Date, are entitled to receive notice of and to attend the Special Meeting or any adjournment or postponement of the meeting and may instruct our CDI Depositary, CHESS Depositary Nominees Pty Ltd (“CDN”), to vote the shares of common stock underlying their CDIs by following the instructions on the enclosed CDI Voting Instruction Form or by voting online at www.linkmarketservices.com.au. Doing so permits CDI holders to instruct CDN to vote on behalf of the CDI holders at the Special Meeting in accordance with the instructions received via the CDI Voting Instruction Form or online. A list of stockholders of record will be available at the Special Meeting and, during the 10 days prior to the Special Meeting, at the office of the Secretary at 355 Congress Street, Boston, MA 02210.

The proxy statement that accompanies and forms part of this Notice of Special Meeting provides information in relation to each of the matters to be considered at the Special Meeting. The Notice of Special Meeting and the proxy statement should be read in their entirety. If a stockholder or a holder of our CDIs is in doubt as to how they should vote at the Special Meeting, they should seek advice from their legal counsel, accountant or other professional adviser prior to voting.

All stockholders and holders of our CDIs are cordially invited to attend the Special Meeting. Whether you plan to attend the Special Meeting or not, you are requested to complete, sign, date, and return the enclosed proxy card or CDI Voting Instruction Form as soon as possible so that your shares (or the shares of common stock underlying your CDIs) can be voted at the Special Meeting in accordance with the instructions on the proxy card.

By Order of the Board of Directors,

Scott Schorer

President and Chief Executive Officer

Boston, Massachusetts

February [    ], 2018

February [    ], 2018

PRELIMINARY COPIES FILED PURSUANT TO RULE 14a-6(a)

GI DYNAMICS, INC.

355 Congress Street

Boston, MA 02210 U.S.A.

(781) 357-3300

PROXY STATEMENT FOR THE SPECIAL MEETING OF STOCKHOLDERS

[    ], 2018

This proxy statement and the enclosed proxy card and CDI Voting Instruction Form are being mailed to stockholders and CDI holders on or about [    ], 2018 and are furnished in connection with the solicitation of proxies by the Board of Directors of GI Dynamics, Inc. (“GI Dynamics”, “we”, “us”, or the “Company”) for use at a special meeting of stockholders (the “Special Meeting”) to be held on [    ], 2018, at [    ] p.m., United States Eastern Standard Time, (which is [    ], 2018, at [    ] a.m., Australian Eastern Daylight Time) at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., One Financial Center, Boston, MA 02111, and at any adjournments or postponements thereof.

IMPORTANT: To ensure that your shares of common stock are represented at the Special Meeting, please vote your shares of common stock (or, for CDI holders, direct CDN to vote your CDIs) via the Internet or by marking, signing, dating, and returning the enclosed proxy card or CDI Voting Instruction Form to the address specified. If you attend the Special Meeting, you may choose to vote in person even if you have previously voted your shares of common stock, except that CDI holders may only instruct CDN to vote on their behalf by completing and signing the CDI Voting Instruction Form or voting online at www.linkmarketservices.com.au and may not vote in person.

IMPORTANT INFORMATION ABOUT THE SPECIAL MEETING AND VOTING

This proxy statement summarizes the information you need to know to vote at the Special Meeting. You do not need to attend the Special Meeting to vote your shares of common stock or CDIs. Instead, if you hold shares of common stock you may vote your shares of common stock by marking, signing, dating and returning the enclosed proxy card. If you hold CDIs, you may vote your CDIs by signing and returning the enclosed CDI Voting Instruction Form.

Why is the Company Soliciting My Proxy?

The board of directors of GI Dynamics is soliciting your proxy to vote at the Special Meeting to be held on [    ], 2018, at [    ] p.m., United States Eastern Standard Time, (which is [    ], 2018, at [    ] a.m., Australian Eastern Daylight Time) at the offices of Mintz Levin, One Financial Center, Boston, MA 02111 and any adjournments of the Special Meeting. The proxy statement along with the accompanying Notice of 2018 Special Meeting of Stockholders summarizes the purposes of the Special Meeting and the information you need to know to vote at the Special Meeting.

If you held shares of our common stock at 5:00p.m. on December 31, 2017 Australian Eastern Daylight Time (which is 1:00a.m. on December 31, 2017 U.S. Eastern Standard Time) (the “Record Date”), you are invited to attend the Special Meeting and vote on the proposals described in this proxy statement. Those persons holding CDIs are entitled to receive notice of and to attend the Special Meeting and may instruct CDN to vote at the Special Meeting by following the instructions on the CDI Voting Instruction Form or by voting online at www.linkmarketservices.com.au.

We have sent you this proxy statement, the Notice of a Special Meeting of Stockholders, the proxy card and CDI Voting Instruction Form because you owned shares of GI Dynamics, Inc.’s common stock or CDIs on the Record Date. The Company intends to commence distribution of the proxy materials to stockholders on or about February [    ], 2018.

Who Can Vote?

If you were a holder of GI Dynamics common stock, either as a stockholder of record or as the beneficial owner of shares held in street name at 5:00p.m. on December 31, 2017 Australian Eastern Daylight Time (which is 1:00a.m. on December 31, 2017 U.S. Eastern Standard Time), the Record Date for the Special Meeting, you may vote your shares at the Special Meeting. As of the Record Date, there were 11,157,489 shares of our common stock outstanding and entitled to vote (equivalent to 557,874,450 CDIs assuming all shares of common stock were converted into CDIs on the Record Date). Our common stock is our only class of voting stock. Each stockholder has one vote for each share of common stock held as of the Record Date. Each CDI holder is entitled to direct CDN to vote one vote for every fifty (50) CDIs held by such holder. As summarized below, there are some distinctions between shares held of record and those owned beneficially and held in street name.

You do not need to attend the Special Meeting to vote your shares (or shares underlying your CDIs). Shares represented by valid proxies or, for CDI holders, by valid CDI Voting Instruction Forms, received in time for the Special Meeting and not revoked prior to the Special Meeting, will be voted at the Special Meeting. For instructions on how to change or revoke your proxy, see “May I Change My Vote or Revoke My Proxy?” below.

What Does It Mean To Be A “Stockholder Of Record?”

You are a “stockholder of record” if your shares are registered directly in your name with our transfer agent, American Stock Transfer and Trust Company. As a stockholder of record, you have the right to grant your voting proxy directly to GI Dynamics or to vote in person at the Special Meeting. If you received printed proxy materials, we have enclosed or sent a proxy card for you to use. You may also vote by Internet, as described below under the heading “How Do I Vote My Shares of GI Dynamics Common Stock?” Holders of CDIs are entitled to receive notice of and to attend the Special Meeting and may direct CDN to vote at the Special Meeting by following the instructions on the CDI Voting Instruction Form or by voting online at www.linkmarketservices.com.au.

What Does It Mean To Beneficially Own Shares In “Street Name?”

You are deemed to beneficially own your shares in “street name” if your shares are held in an account at a brokerage firm, bank, broker-dealer, trust, or other similar organization. If this is the case, the proxy materials were forwarded to you by that organization. As the beneficial owner, you have the right to direct your broker, bank, trustee, or nominee how to vote your shares, and you are also invited to attend the Special Meeting. If you hold your shares in street name and do not provide voting instructions to your broker, your shares will not be voted on any proposals on which your broker does not have discretionary authority to vote (a “broker non-vote”).

Since a beneficial owner is not the stockholder of record, you may not vote your shares in person at the Special Meeting unless you obtain a “legal proxy” from the broker, bank, trustee, or nominee that holds your shares giving you the right to vote the shares at the meeting. If you do not wish to vote in person or you will not be attending the Special Meeting, you may vote by proxy. You may vote by proxy or by Internet, as described below under the heading “How Do I Vote My Shares of GI Dynamics Common Stock?”

How Do I Vote My Shares of GI Dynamics Common Stock?

Whether you plan to attend the Special Meeting or not, we urge you to vote by proxy. If you vote by proxy, the individuals named on the proxy card, or your “proxies,” will vote your shares of common stock in the manner you indicate. You may specify whether your shares of common stock should be voted for, against, or abstain with respect to all of the Proposals to be voted on at the Special Meeting. Voting by proxy will not affect your right to attend the Special Meeting. If your shares of common stock are registered directly in your name through our stock transfer agent, American Stock Transfer and Trust Company, or you have stock certificates registered in your name, you may vote:

•	By mail. Complete and mail the enclosed proxy card in the enclosed postage prepaid envelope. Your proxy will be voted in accordance with your instructions. If you sign the proxy card but do not specify how you want your shares of common stock voted, they will be voted as recommended by our Board of Directors. The proxy card must be received prior to the Special Meeting.

•	By Internet. Follow the instructions attached to the proxy card to vote by Internet.

•	In person at the meeting. If you attend the Special Meeting, you may deliver your completed proxy card in person or you may vote by completing a ballot, which will be available at the Special Meeting.

Internet voting facilities for stockholders of record will be available 24-hours a day and will close at 9:00 a.m. on [    ], 2018 Australian Eastern Daylight Time (which is 5:00 p.m. on [    ], 2018 U.S. Eastern Standard Time).

If your shares of common stock are held in “street name” (held in the name of a bank, broker, or other nominee), you must provide the bank, broker, or other holder of record with instructions on how to vote your shares of common stock and can do so as follows:

•	By mail. Follow the instructions you receive from your broker or other nominee explaining how to vote your shares of common stock.

•	By Internet or by telephone. Follow the instructions you receive from your broker or other nominee to vote by Internet or telephone.

•	In person at the meeting. Contact the broker or other nominee who holds your shares of common stock to obtain a broker’s proxy card and bring it with you to the Special Meeting. You will not be able to vote at the Special Meeting unless you have a proxy card from your broker.

How Do I Vote If I Hold CDIs?

Each CDI holder is entitled to direct CDN to vote one vote for every fifty (50) CDIs held by such holder. Those persons holding CDIs are entitled to receive notice of and to attend the Special Meeting and any adjournment or postponement thereof, and may direct CDN to vote their underlying shares of common stock at the Special Meeting by voting online at www.linkmarketservices.com.au, or by returning the CDI Voting Instruction Form to Link Market Services Limited, the agent we designated for the collection and processing of voting instructions from our CDI holders, so that it is received by Link Market Services Limited no later than 9:00 a.m. on [    ], 2018 Australian Eastern Daylight Time (which is 5:00 p.m. on [    ], 2018 U.S. Eastern Standard Time) in accordance with the instructions on such form. Doing so permits CDI holders to instruct CDN to vote on their behalf in accordance with their written directions.

Alternatively, CDI holders have the following options in order to vote at the Special Meeting:

•	informing GI Dynamics that they wish to nominate themselves or another person to be appointed as CDN’s proxy for the purposes of attending and voting at the Special Meeting, or

•	converting their CDIs into a holding of shares of GI Dynamics shares of common stock and voting these at the meeting (however, if thereafter the former CDI holder wishes to sell their investment on the ASX, it would be necessary to convert shares of common stock back into CDIs). This must be done prior to the Record Date for the Special Meeting.

As holders of CDIs will not appear on GI Dynamics’ share register as the legal holders of the shares of common stock, they will not be entitled to vote at our stockholder meetings unless one of the above steps is undertaken.

How Does the Board of Directors Recommend That I Vote on the Proposals?

The board of directors (with Timothy J. Barberich abstaining from making a recommendation on Proposal 3 due to his personal interest in that proposal) recommends that you vote as follows:

•	Proposal 1: “FOR” the ratification of the prior issue by the Company of 28,467,063 CDIs (equivalent to 569,341 Shares);

•	Proposal 2: “FOR” the issue by the Company of 27,391,756 CDIs (equivalent to 547,835 Shares) to Crystal Amber Fund Limited, an existing shareholder of the Company;

•	Proposal 3: “FOR” the issue by the Company of 2,921,800 CDIs (equivalent to 58,436 Shares) to Timothy J. Barberich, a non-executive director of the Company; and

•	Proposal 4: “FOR” the adjournment of the Special Meeting.

If any other matter is presented at the Special Meeting, your proxy provides that your shares will be voted by the proxy holder listed in the proxy in accordance with his best judgment. At the time this proxy statement was first made available, we knew of no matters that needed to be acted on at the Special Meeting, other than those discussed in this proxy statement.

May I Change My Vote or Revoke My Proxy?

If you are a stockholder of record and give us your proxy, you may change your vote or revoke your proxy at any time before the Special Meeting in any one of the following ways:

•	if you received a proxy card, by signing a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above;

•	by re-voting by Internet as instructed above;

•	by notifying our corporate secretary in writing at GI Dynamics, Inc., 355 Congress Street, Boston, MA 02210, U.S.A., Attention: Corporate Secretary before the Special Meeting that you have revoked your proxy; or

•	by attending the Special Meeting in person, revoking your proxy and voting in person. Attending the Special Meeting in person will not in and of itself revoke a previously submitted proxy. You must specifically request at the Special Meeting that it be revoked.

Your most current vote, whether by Internet or proxy card, is the one that will be counted.

If you are a beneficial owner and hold shares of common stock through a broker, bank or other nominee, you may submit new voting instructions by contacting your broker, bank or other nominee. You may also change your vote or revoke your voting instructions in person at the Special Meeting if you obtain a signed proxy from the record holder (broker, bank or other nominee) giving you the right to vote the shares of common stock.

If you are a holder of CDIs and you direct CDN to vote by completing the CDI Voting Instruction Form, you may revoke those directions by delivering to Link Market Services Limited a written notice of revocation bearing a later date than the CDI Voting Instruction Form previously sent which notice must be received by Link Market Services Limited no later than 9:00 a.m. on [    ], 2018 Australian Eastern Daylight Time (which is 5:00 p.m. on [    ], 2018 U.S. Eastern Standard Time).

Where Can I find the Voting Results of the Special Meeting?

The preliminary voting results will be announced at the Special Meeting. In accordance with the requirements of ASX Listing Rule 3.13.2, we will disclose to ASX the voting results of the Special Meeting immediately after the meeting and will also report the results on a current report on Form 8-K filed with the U.S. Securities and Exchange Commission.

How Do I Attend the Special Meeting?

Admission to the Special Meeting in person is limited to our stockholders or holders of CDIs, one member of their respective immediate families, or their named representatives. We reserve the right to limit the number of immediate family members or representatives who may attend the meeting. Stockholders of record, holders of CDIs of record, immediate family member guests, and representatives will be required to present government-issued photo identification (e.g., driver’s license or passport) to gain admission to the Special Meeting.

To register to attend the Special Meeting, please contact our Investor Relations as follows:

•	by e-mail at investor@gidynamics.com;

•	by phone at +1 781-357-3250 in the U.S or at +61 2 9325 9046 in Australia;

•	by fax to +1 781-357-3301; or

•	by mail to Investor Relations at 355 Congress Street, Boston, MA 02210, U.S.A.

Please include the following information in your request:

•	your name and complete mailing address;

•	whether you require special assistance at the Special Meeting;

•	if you will be naming a representative to attend the Special Meeting on your behalf, the name, complete mailing address, and telephone number of that individual;

•	proof that you own GI Dynamics shares of common stock or hold CDIs as of the Record Date (such as a letter from your bank, broker, or other financial institution; a photocopy of a current brokerage or other account statement; or, a photocopy of a holding statement); and

•	the name of your immediate family member guest, if one will accompany you.

Please be advised that no cameras, recording equipment, electronic devices, large bags, briefcases, or packages will be permitted in the Special Meeting.

You need not attend the Special Meeting in order to vote.

Will My Shares be Voted if I Do Not Vote?

If your shares are registered in your name or if you have stock certificates, they will not be counted if you do not vote as described above under “How Do I Vote My Shares of GI Dynamics Common Stock?” If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above, the bank, broker or other nominee that holds your shares has the authority to vote your unvoted shares only on the adjournment of the Special Meeting (Proposal 4 of this proxy statement) without receiving instructions from you. Therefore, we encourage you to provide voting instructions to your bank, broker or other nominee. This ensures your shares will be voted at the Special Meeting and in the manner you desire. A “broker non-vote” will occur if your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your broker chooses not to vote on a matter for which it does have discretionary voting authority.

Subject to Voting Exclusion Statements for a Proposal, the Vote Required to Approve Each Proposal and How Votes are Counted is set out below. Information on voting exclusion statements is set out in the additional information provided for each Proposal.

Proposal 1: Ratification of prior issue of CDIs under the Placement	The affirmative vote of a majority of the votes cast for this proposal is required to approve the ratification of the prior issue of 28,467,063 CDIs (equivalent to 569,341 Shares) in the capital of the Company with an issue price of A$0.035 per CDI under the first tranche of a private placement undertaken in January 2018 (the “Placement”). Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 2: Participation by Related Party in the Placement	The affirmative vote of a majority of the votes cast for this proposal is required to approve the issue of 27,391,756 CDIs (equivalent to 547,835 Shares) in the capital of the Company with an issue price of A$0.035 per CDI to Crystal Amber Fund Limited, an existing shareholder, under the second tranche of the Placement. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 3: Participation by Director in the Placement	The affirmative vote of a majority of the votes cast for this proposal is required to approve issue of 2,921,800 CDIs (equivalent to 58,436 Shares) in the capital of the Company with an issue price of A$0.035 per CDI to Timothy J. Barberich, a non-executive director of the Company, under the second tranche of the Placement. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 4: The adjournment of the Special Meeting	Our stockholders are being asked to consider and vote upon an adjournment of the Special Meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of Proposals 1 through 3 described above. Approval of the adjournment of the Special Meeting requires an affirmative vote of a majority of the votes properly cast for or against this Proposal at the Special Meeting. Brokerage firms do have authority to vote customers’ unvoted shares held by the firms in street name on this Proposal. If a broker does not exercise this authority, such broker non-votes, as well as any abstentions, will have no effect on the vote total for this Proposal.

What Constitutes a Quorum for the Special Meeting?

The presence, in person or by proxy, of the holders of one-third of the voting power of all outstanding shares of our common stock entitled to vote at the Special Meeting is necessary to constitute a quorum at the Special Meeting. Votes of stockholders of record who are present at the Special Meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.

Could Other Matters Be Decided at the Special Meeting?

We are currently unaware of any matters to be raised at the Special Meeting other than those referred to in this proxy statement. If other matters are properly presented for consideration at the Special Meeting and you are a stockholder of record and have submitted your proxy, the persons named in your proxy will have the discretion to vote on those matters for you.

Electronic Delivery of Future Stockholder Communications

Most stockholders and CDI holders can elect to view or receive copies of future proxy materials over the Internet instead of receiving paper copies in the mail.

If you are a stockholder or CDI holder of record, you can choose this option and save us the cost of producing and mailing these documents by going to www.linkmarketservices.com.au, accessing your account information and following the instructions provided.

PROPOSAL 1:

TO RATIFY THE PRIOR ISSUE BY THE COMPANY OF 28,467,063 CDIS (EQUIVALENT TO 569,341 SHARES) IN THE CAPITAL OF THE COMPANY WITH AN ISSUE PRICE OF A$0.035 PER CDI UNDER A PLACEMENT ON THE TERMS AND CONDITIONS SET OUT IN THE PROXY STATEMENT

Background

ASX Listing Rule 7.1 prohibits, subject to certain exceptions, a company from issuing or agreeing to issue equity securities that would represent more than 15% of the company’s ordinary securities on issue 12 months prior to the date of issue of (or agreement to issue) such securities, without prior approval of a company’s stockholders.

On January 23, 2018 (Australian Eastern Daylight Time), the Company entered into agreements to offer and sell an aggregate of 58,780,619 CDIs (equivalent to 1,175,612 shares of common stock) at an issue price of A$0.035 per CDI to select sophisticated and professional investors in the United States, Australia and the United Kingdom in two tranches to raise an aggregate amount of approximately A$2,057,321 (the “Placement”). The funds raised under the Placement will be used by the Company to fund the continued development of the Endobarrier and for general working capital purposes.

On January 23, 2018 (Australian Eastern Daylight Time), the Company completed the first tranche of the Placement, issuing 28,467,063 CDIs (the “Tranche 1 CDIs”) (equivalent to 569,341 shares of common stock) at an issue price of A$0.035 per CDI to select Australian and U.S. investors to raise approximately A$996,347.

As the remaining investors under the Placement, being Crystal Amber Fund Limited and Timothy J. Barberich (a director of the Company), are considered to be related parties of the Company for the purposes of the ASX Listing Rules, the completion of the second tranche of the Placement remains subject to stockholder approval under ASX Listing Rule 10.11, in accordance with Proposals 2 and 3.

The Tranche 1 CDIs issued under the Placement were within the 15% limitation imposed under ASX Listing Rule 7.1 and accordingly stockholder approval was not required for their issue.

However, ASX Listing Rule 7.4 provides that an issue of securities made by an ASX listed company without prior approval of its stockholders may be treated as having been made with stockholder approval if:

•	at the time the issue took place, it did not breach ASX Listing Rule 7.1; and

•	the stockholders of the company, in general meeting, subsequently ratify the issue of the securities.

Accordingly, as the issue of the Tranche 1 CDIs was made in accordance with ASX Listing Rule 7.1, Proposal 1 is proposed for the purpose of ratifying the issue of the Tranche 1 CDIs and thereby permitting the Company to have issued the Tranche 1 CDIs’ without that issue interfering with, or restricting the ability of the Company to issue further securities up to the full 15% limit in any 12 month period.

Approvals

Stockholder approval is now being sought under ASX Listing Rule 7.4 to ratify the issue of the 28,467,063 Tranche 1 CDIs under the Placement.

In accordance with ASX Listing Rule 7.5, the following information is provided in relation to Proposal 1:

•	the total number of Tranche 1 CDIs issued by the Company under the Placement was 28,467,063 CDIs (equivalent to 569,341 shares of common stock), which were issued under the Company’s 15% placement capacity under ASX Listing Rule 7.1;

•	the issue price of each CDI was A$0.035;

•	the issue of the Tranche 1 CDIs was made to select sophisticated investors in the United States and Australia;

•	the CDIs rank pari passu with the Company’s existing CDIs; and

•	the Company intends to use the proceeds raised to fund the continued development of the Endobarrier and for general working capital purposes.

If this Proposal 1 is not approved, this will not impact on the validity of the issue of the Tranche 1 CDIs under the Placement but will limit the Company’s ability to issue securities, for example, for the purposes of capital raising, in the next 12 months. This is because, the Tranche 1 CDIs will then be counted towards the Company’s placement capacity under ASX Listing Rule 7.1.

Voting Exclusion Statement

The Company will disregard any votes cast in favor of Proposal 1 by or on behalf of any person who participated in the above issue of the Tranche 1 CDIs under the Placement, or any associate of those persons. However, the Company will not disregard a vote if:

•	it is cast by a person as proxy for a person who is entitled to vote, in accordance with the directions on the proxy card; or

•	it is cast by the person chairing the meeting as proxy for a person who is entitled to vote, in accordance with a direction on the proxy card to vote as the proxy decides.

Vote Required and Board of Directors Recommendation

Approval of Proposal 1 requires the affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the Special Meeting and voting on the proposal. Abstentions and broker non-votes will have no direct effect on the outcome of this proposal.

THE BOARD OF DIRECTORS HAS DETERMINED THAT PROPOSAL 1 IS IN THE BEST INTERESTS OF THE COMPANY AND UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 1.

PROPOSAL 2: APPROVAL OF RELATED PARTY PARTICIPATION IN THE PLACEMENT

Background

ASX Listing Rule 10.11 prohibits, subject to certain exceptions, a company from issuing or agreeing to issue equity securities to a related party, without prior approval of a company’s stockholders.

As part of the Placement described in Proposal 1, on January 23, 2018 (Australian Eastern Daylight Time), the Company entered into an agreement to offer and sell an aggregate of 27,391,756 CDIs (equivalent to 547,835 shares of common stock) at an issue price of A$0.035 per CDI to Crystal Amber Fund Limited, a sophisticated and professional investor located in the United Kingdom (“Crystal Amber”), with the issuance of such CDIs conditional upon receiving the requisite approval from the Company’s stockholders.

As Crystal Amber currently owns 46.35% of the common stock of the Company, Crystal Amber is considered to be a related party for the purposes of ASX Listing Rule 10.11, and therefore stockholder approval is required for Crystal Amber to participate in the Placement and for the Company to issue the CDIs described above to Crystal Amber. As stockholder approval is being sought under ASX Listing Rule 10.11, then approval under ASX Listing Rule 7.1 (so that the issue of CDIs to Crystal Amber under the Placement does not count towards the Company’s placement capacity under ASX Listing Rule 7.1) is not required in accordance with ASX Listing Rule 7.2 (Exception 14). If this Proposal No. 2 is approved, we will retain the flexibility to issue equity securities up to the full 15% annual placement capacity set out in ASX Listing Rule 7.1 without seeking stockholder approval. Further commentary regarding Listing Rule 7.1 and our annual placement capacity is set out under Proposal 1.

If this Proposal No. 2 is approved, then the 27,391,756 CDIs (equivalent to 547,835 shares of common stock) are to be issued to Crystal Amber or its nominee, on the business day following this special meeting of stockholders of the Company.

Approvals

Stockholder approval is now being sought under Proposal 2 for the purposes of ASX Listing Rule 10.11 and for all other purposes, to permit Crystal Amber, being an existing holder of 46.60% of the Company’s common stock, or its nominee, to participate in the second tranche of the Placement referred to in Proposal 1 and to approve the issue of up to 27,391,756 CDIs (equivalent to 547,835 shares of common stock) to Crystal Amber or its nominee at an issue price per Share of A$0.035 and otherwise on the terms and conditions set out in Proposal 1.

Voting Exclusion Statement

The Company will disregard any votes cast in favor of Proposal 2 by Crystal Amber, or its nominee, or any associate of those persons. However, the Company will not disregard a vote if:

•	it is cast by a person as proxy for a person who is entitled to vote, in accordance with the directions on the proxy card; or

•	it is cast by the person chairing the meeting as proxy for a person who is entitled to vote, in accordance with a direction on the proxy card to vote as the proxy decides.

Vote Required and Board of Directors Recommendation

Approval of Proposal 2 requires the affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the Special Meeting and voting on the proposal. Abstentions and broker non-votes will have no direct effect on the outcome of this proposal.

THE BOARD OF DIRECTORS HAS DETERMINED THAT PROPOSAL 2 IS IN THE BEST INTERESTS OF THE COMPANY AND UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 2.

PROPOSAL 3: APPROVAL OF DIRECTOR PARTICIPATION IN THE PLACEMENT

Background

ASX Listing Rule 10.11 prohibits, subject to certain exceptions, a company from issuing or agreeing to issue equity securities to a related party, without prior approval of a company’s stockholders.

As part of the Placement described in Proposal 1, on January 23, 2018 (Australian Eastern Daylight Time), the Company entered into an agreement to offer and sell an aggregate of 2,921,800 CDIs (equivalent to 58,436 shares of common stock) at an issue price of A$0.035 per CDI to Timothy J. Barberich, a sophisticated and professional investor located in the United States, with the issuance of such CDIs conditional upon receiving the requisite approval from the Company’s stockholders.

As Mr. Barberich is a member of the Board of Directors of the Company, he is considered to be a related party for the purposes of ASX Listing Rule 10.11, and therefore stockholder approval is required for Mr. Barberich to participate in the Placement and for the Company to issue the CDIs described above to him. As stockholder approval is being sought under ASX Listing Rule 10.11, approval under ASX Listing Rule 7.1 (so that the issue of CDIs to Mr. Barberich under the Placement does not count towards the Company’s placement capacity under ASX Listing Rule 7.1) is not required in accordance with ASX Listing Rule 7.2 (Exception 14). If this Proposal No. 3 is approved, we will retain the flexibility to issue equity securities up to the full 15% annual placement capacity set out in ASX Listing Rule 7.1 without seeking stockholder approval. Further commentary regarding Listing Rule 7.1 and our annual placement capacity is set out under Proposal 1.

If this Proposal No. 3 is approved, then the 2,921,800 CDIs (equivalent to 58,436 shares of common stock) are to be issued to Mr. Barberich, or his nominee, on the business day following this special meeting of stockholders of the Company.

Approvals

Stockholder approval is now being sought under for the purposes of ASX Listing Rule 10.11 and for all other purposes, to permit Timothy J. Barberich, being a member of the Board of Directors of the Company, or his nominee, to participate in the second tranche of the Placement referred to in Proposal 1 and to approve the issue of up to 2,921,800 CDIs (equivalent to 58,436 shares of common stock) to Mr. Barberich or his nominee at an issue price per Share of A$0.035, and otherwise on the terms and conditions set out in Proposal 1.

Voting Exclusion Statement

The Company will disregard any votes cast in favor of Proposal 3 by Mr. Barberich, or his nominee, or any associate of those persons. However, the Company will not disregard a vote if:

•	it is cast by a person as proxy for a person who is entitled to vote, in accordance with the directions on the proxy card; or

•	it is cast by the person chairing the meeting as proxy for a person who is entitled to vote, in accordance with a direction on the proxy card to vote as the proxy decides.

Vote Required and Board of Directors Recommendation

Approval of Proposal 3 requires the affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the Special Meeting and voting on the proposal. Abstentions and broker non-votes will have no direct effect on the outcome of this proposal.

THE BOARD OF DIRECTORS (EXCLUDING TIMOTHY J. BARBERICH WHO ABSTAINS FROM MAKING A RECOMMENDATION DUE TO HIS PERSONAL INTEREST IN THE PROPOSAL) HAS DETERMINED THAT PROPOSAL 3 IS IN THE BEST INTERESTS OF THE COMPANY AND UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 3.

PROPOSAL 4: THE ADJOURNMENT OF THE SPECIAL MEETING

Our stockholders and CDI holders are being asked to consider and vote upon an adjournment of the Special Meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of approval of (i) the ratification described in Proposal 1, (ii) the participation by a related party described in Proposal 2 or (iii) the participation by a director described in Proposal 3.

Approval of the adjournment of the Special Meeting requires an affirmative vote of a majority of the votes properly cast for or against this proposal at the Special Meeting. Abstentions and broker non-votes (to the extent a broker does not exercise its authority to vote) will not be counted towards, and will have no effect on, the vote total for this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE ADJOURNMENT OF THE SPECIAL MEETING, IF A QUORUM IS PRESENT, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES TO APPROVE PROPOSAL 1, PROPOSAL 2 OR PROPOSAL 3 AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF THE ADJOURNMENT UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PRINCIPAL AND MANAGEMENT STOCKHOLDERS

The following table sets forth, as of December 31, 2017, information regarding beneficial ownership of our common stock, and common stock held as CDIs, by the following:

•	each person, or group of affiliated persons, who is known by us to beneficially own 5% or more of any class of our voting securities;

•	each of our directors;

•	each of our named executive officers; and

•	all current directors and executive officers as a group.

Beneficial ownership is determined according to the rules of the SEC. Beneficial ownership generally includes voting or investment power of a security and includes shares underlying options that are currently exercisable or exercisable within 60 days of December 31, 2017. This table is based on information supplied by officers, directors and principal stockholders. Except as otherwise indicated, we believe that the beneficial owners of the CDIs and common stock listed below, based on the information each of them has given to us, have sole investment and voting power with respect to their shares, except where community property laws may apply.

Percentage of ownership is based on 11,157,489 shares of outstanding common stock, or common stock equivalent CDIs, outstanding on December 31, 2017. Unless otherwise indicated, we deem shares subject to options that are exercisable within 60 days of December 31, 2017, to be outstanding and beneficially owned by the person holding the options for the purpose of computing percentage ownership of that person, but we do not treat them as outstanding for the purpose of computing the ownership percentage of any other person.

Following our reverse stock split effected on April 9, 2015, because CDIs represent one-fiftieth of a share of our common stock, converting the number of CDIs owned by the person holding them into the equivalent number of shares of common stock may result in fractional shares of common stock. In the following table, the number of shares of common stock owned by each beneficial owner is rounded down to the nearest whole share of common stock.

Unless otherwise indicated in the table, the address of each of the individuals named below is: c/o GI Dynamics, Inc., 355 Congress Street, Boston, MA 02210, U.S.A.

Name and Address of Beneficial Owner	Number of Shares of Common Stock	Percentage of Common Stock
5% Shareholders
Crystal Amber Fund Limited (1)	5,199,850	46.60%
Medtronic, Inc. (2)	782,308	7.01%
Advanced Technology Ventures and Affiliated Entities (3)	641,746	5.75%
Johnson & Johnson Innovation - JJDC, Inc. (4)	565,569	5.07%
Directors and Executive Officers
Daniel J. Moore (5)	10,000	*
Timothy J. Barberich (6)	17,638	*
Oern R. Stuge, M.D. (7)	10,000	*
Juliet Thompson	—	—
Scott W. Schorer (8)	152,025	1.34%
Brian Callahan (9)	60,048	*
All directors and executive officers as a group (6 persons) (10)	249,711	2.19%

*	Indicates less than 1%
(1)	Based upon our corporate records and upon the information provided by Crystal Amber Fund Limited (“CAFL”), in a Notice of Change of Interests of Substantial Holder (Form 604) filed with the ASX on March 8, 2017, reporting as of July 10, 2017. The address for CAFL is Heritage Hall, PO Box 225, Le Marchant Street, St. Peter Port, Guernsey.
(2)	Based upon the information provided by Medtronic, Inc. in a Schedule 13G/A filed on February 16, 2016, reporting as of January 26, 2015. According to this Schedule 13G/A, Medtronic, Inc. has sole voting power with respect to 782,308 shares of common stock, sole dispositive power with respect to all of these shares, and shared voting and dispositive power with respect to none of these shares. The address for Medtronic, Inc. is 710 Medtronic Parkway, Minneapolis, MN 55432.
(3)	Based upon the information provided by Advanced Technology Ventures to us on April 7, 2016, and our corporate records, consists of (i) 540,968 shares held by Advanced Technology Ventures VII, L.P. (“ATV VII”), (ii) 21,709 shares held by Advanced Technology Ventures VII (B), L.P. (“ATV VII-B”), (iii) 10,434 shares held by Advanced Technology Ventures VII (C), L.P. (“ATV VII-C”), (iv) 3,223 shares held by ATV Entrepreneurs VII, L.P. (“ATV VII-E” and together with ATV VII, ATV VII-B, ATV VII-C, collectively referred to as the “ATV VII Entities”), (v) 90,344 shares held by Advanced Technology Ventures VI, L.P. (“ATV VI”), 5,766 shares held by ATV Entrepreneurs VI, L.P. (“ATV VI-E” and together with ATV VI, collectively referred to as the “ATV VI Entities”), and 331 shares held by ATV Alliance 2002, L.P. (“ATV Alliance”, which together with the ATV VI Entities and ATV VII Entities are collectively referred to as the “ATV Entities”). Voting and dispositive decisions of the ATV VII Entities are made by a board of six managing directors (the “ATV VII Managing Directors”), each of whom disclaims beneficial ownership of the shares held by the ATV VII Entities. Voting and dispositive decisions of the ATV VI Entities are made by a board of five managing directors (the “ATV VI Managing Directors”), each of whom disclaims beneficial ownership of the shares held by the ATV VI Entities. Each of ATV VII Entities and ATV VI Entities disclaims beneficial ownership of any shares held by any of the ATV Entities. The address for Advanced Technology Ventures is 500 Boylston Street, Suite 1380, Boston, MA 02116.
(4)

Based upon the information provided by Johnson & Johnson Innovation – JJDC, Inc. (formerly known as Johnson & Johnson Development Corporation) to us on March 31, 2017, Johnson & Johnson Innovation – JJDC, Inc. has shared voting power with respect to 565,569 shares of common stock, shared dispositive power with respect to all of these shares, and sole voting and dispositive power with respect to none of these shares. The address for Johnson & Johnson Innovation – JJDC, Inc. is One Johnson & Johnson Plaza, New Brunswick, NJ 08933.
(5)	Includes 10,000 shares subject to options exercisable within 60 days of December 31, 2017.
(6)	Includes 15,000 shares subject to options exercisable within 60 days of December 31, 2017.
(7)	Includes 10,000 shares subject to options exercisable within 60 days of December 31, 2017.
(8)	Includes 152,025 shares subject to options exercisable within 60 days of December 31, 2017.
(9)	Includes 60,048 shares subject to options exercisable within 60 days of December 31, 2017.
(10)	Includes 249,711 shares subject to options exercisable within 60 days of December 31, 2017.

STOCKHOLDER PROPOSALS

Any stockholder proposals submitted pursuant to Exchange Act Rule 14a-8 for inclusion in our proxy statement and form of proxy for our 2018 annual meeting must be received by us on or before April 7, 2018 in order to be considered for inclusion in our proxy statement and form of proxy. Such proposals must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. Any such proposal should be mailed to: GI Dynamics, Inc., 355 Congress Street, Boston, Massachusetts, Attention: Secretary.

Stockholder proposals to be presented at our 2018 annual meeting, other than stockholder proposals submitted pursuant to Exchange Act Rule 14a-8 for inclusion in our proxy statement and form of proxy for our 2018 annual meeting, must be received pursuant to the provisions of our by-laws. To be timely, notice to our corporate secretary must be received at our principal executive offices not less than 45 days and no more than 75 days prior to the anniversary date of the preceding year’s annual meeting and must contain specified information concerning the matters to be brought before such meeting and concerning the stockholder proposing such matters. Therefore, to be presented at our 2018 annual meeting, such a proposal must be received by the Company on or after March 8, 2018 (U.S. Eastern Daylight Time) but no later than April 7, 2018 (U.S. Eastern Daylight Time). If the date of the 2018 annual meeting is advanced by more than 30 days, or delayed by more than 30 days, from the anniversary date of the 2017 Annual Meeting, notice must be received not earlier than the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or, if the first public announcement of the date of such annual meeting is less than 50 days prior to the date of such annual meeting, the 10th day following the day on which the public announcement of the date of such meeting is first made. Proposals that are not received in a timely manner will not be voted on at the 2018 Annual Meeting. All stockholder proposals should be marked for the attention of Corporate Secretary, GI Dynamics, Inc., 355 Congress Street, Boston, Massachusetts 02210. Proxies solicited by our Board of Directors will confer discretionary voting authority with respect to these proposals, subject to SEC rules and regulations governing the exercise of this authority.

EXPENSES AND SOLICITATION

The cost of solicitation of proxies will be borne by us, and in addition to soliciting stockholders by mail through our regular employees, we may request banks, brokers, and other custodians, nominees and fiduciaries to solicit their customers who have stock of our company registered in the names of a nominee. If we do so, we will reimburse such banks, brokers, and other custodians, nominees and fiduciaries for their reasonable out-of-pocket costs. Solicitation by our officers and employees may also be made of some stockholders in person or by mail, telephone, e-mail, or other form of electronic communication following the original solicitation.

If you need assistance in voting by Internet or completing your proxy card or have questions regarding the Special Meeting, please contact us at GI Dynamics, Inc., 355 Congress Street, Boston, Massachusetts or by telephone at (781) 357-3300 or by e-mail at investor@gidynamics.com.

MULTIPLE STOCKHOLDERS SHARING THE SAME ADDRESS

Owners of shares of common stock in street name may receive a notice from their broker or bank stating that only one proxy statement will be delivered to multiple security holders sharing an address. This practice, known as “householding,” is designed to reduce printing and postage costs. However, if any stockholder residing at such an address wishes to receive a separate annual report or proxy statement, we will promptly deliver a separate copy to any stockholder upon written or oral request to our investor relations department at GI Dynamics, Inc., 355 Congress Street, Boston, Massachusetts or by telephone at (781) 357-3300 or by e-mail at investor@gidynamics.com.

If your household received a single set of proxy materials, but you would prefer to receive your own copy, please contact our transfer agent, American Stock Transfer and Trust Company LLC, by calling their toll free number, 800-937-5449.

OTHER MATTERS

The Board of Directors knows of no other business that will be presented at the Special Meeting. If any other business is properly brought before the Special Meeting, it is intended that proxies in the enclosed form will be voted in accordance with the judgment of the persons voting the proxies.

Boston, MA

February [    ], 2018

gi Dynamics™

ARBN 151 239 388

LODGE YOUR VOTE

ONLINE
www.linkmarketservices.com.au

BY MAIL (in AUSTRALIA)
GI Dynamics, Inc.
C/- Link Market Services Limited
Locked Bag A14, Sydney South NSW 1235 Australia

BY MAIL (in USA)
GI Dynamics, Inc.
C/- American Stock Transfer and Trust Company LLC
Operations Center, 6201 15th Avenue, Brooklyn, NY 11219 USA

BY HAND (in AUSTRALIA)
Link Market Services Limited
Level 12, 680 George Street, Sydney NSW 2000

BY HAND (in USA)
American Stock Transfer & Trust Company LLC
Operations Center, 6201 15th Avenue, Brooklyn, NY 11219

BY FAX
+61 2 9287 0309

ALL ENQUIRIES TO
Telephone: +61 1800 770 850 (free call within Australia)

X99999999999

PROXY FORM

I/We being a member(s) of GI Dynamics, Inc and entitled to attend and vote hereby appoint:

STEP 1

APPOINT A PROXY

☐ **the Chairman of the Meeting (mark box)**

OR if you are **NOT** appointing the Chairman of the Meeting as your proxy, please write the name of the person or body corporate you are appointing as your proxy or failing the person or body corporate named, or if no person or body corporate is named, the Chairman of the Meeting, as my/our proxy to act on my/our behalf (including to vote in accordance with the following directions or, if no directions have been given and to the extent permitted by the law, as the proxy sees fit) at the Special Meeting of Stockholders to be held at **[ ]pm (USEDT) on [ ] 2018 at at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., One Financial Center, Boston, MA 02111, United States (which is on [ ], 2018 at [ ]a.m., AEST),** (the **Meeting**) and at any postponement or adjournment of the Meeting.

The Chairman of the Meeting intends to vote undirected proxies in favour of each item of business.

STEP 2

VOTING DIRECTIONS

Proxies will only be valid and accepted by the Company if they are signed and received no later than 48 hours before the Meeting.

Please read the voting instructions overleaf before marking any boxes with an ☒

Proposals	**For**	**Against**	**Abstain***
1 Ratification of issue of CDIs under the prior Placement			
2 Participation by Related Party in the Placement			
3 Participation by Director in the Placement			
4 The adjournment of the Special Meeting			

* If you mark the Abstain box for a particular Item, you are directing your proxy not to vote on your behalf on a show of hands or on a poll and your votes will not be counted in computing the required majority on a poll.

STEP 3

SIGNATURE OF SECURITYHOLDERS – THIS MUST BE COMPLETED

Securityholder 1 (Individual)	Joint Securityholder 2 (Individual)	Joint Securityholder 3 (Individual)
Sole Director and Sole Company Secretary	Director/Company Secretary (Delete one)	Director

This form should be signed by the securityholder. If a joint holding, all securityholders must sign. If signed by the securityholder's attorney, the power of attorney must have been previously noted by the registry or a certified copy attached to this form. If executed by a company, the form must be executed in accordance with the company's constitution and the *Corporations Act 2001* (Cth).

GID PRX1801A

HOW TO COMPLETE THIS SECURITYHOLDER PROXY FORM YOUR NAME AND ADDRESS This is your name and address as it appears on the Company’s security register. If this information is incorrect, please make the correction on this Proxy Card. Securityholders sponsored by a broker should advise their broker of any changes. Please note: you cannot change ownership of your securities using this form. APPOINTMENT OF PROXY If you wish to appoint the Chairman of the Special Meeting as your proxy, mark the box in Step 1 of this Proxy Card. If the person you wish to appoint as your proxy is someone other than the Chairman of the Special Meeting please write the name of that person in Step 1. If you leave this section blank, or your named proxy does not attend the Special Meeting, the Chairman of the Special Meeting will be your proxy. A proxy need not be a securityholder of the Company. A proxy may be an individual or a body corporate. VOTES ON ITEMS OF BUSINESS – PROXY APPOINTMENT You may direct your proxy how to vote by placing a mark in one of the boxes opposite each item of business. All your securities will be voted in accordance with such a direction unless you indicate only a portion of voting rights are to be voted on any item by inserting the percentage or number of securities you wish to vote in the appropriate box or boxes. If you do not mark any of the boxes on the items of business, your proxy may vote as he or she chooses. If you mark more than one box on an item your vote on that item will be invalid. APPOINTMENT OF A SECOND PROXY You are entitled to appoint up to two persons as proxies to attend the Special Meeting and vote on a poll. If you wish to appoint a second proxy, an additional Proxy Card may be obtained by telephoning the Company’s security registry or you may copy this Proxy Card and return them both together. To appoint a second proxy you must: (a) (a) on each of the first Proxy Card and the second Proxy Card state the percentage of your voting rights or number of securities applicable to that Proxy Card. If the appointments do not specify the percentage or number of votes that each proxy may exercise, each proxy may exercise half your votes. Fractions of votes will be disregarded; and (b) return both forms together. SIGNING INSTRUCTIONS You must sign this form as follows in the spaces provided: Individual: where the holding is in one name, the holder must sign. Joint Holding: where the holding is in more than one name, all of the holders should sign. Power of Attorney: to sign under Power of Attorney, you must lodge the Power of Attorney with Link. If you have not previously lodged this document for notation, please attach a certified photocopy of the Power of Attorney to this Proxy Card when you return it. Companies: with respect to an Australian company, where the company has a Sole Director who is also the Sole Company Secretary, this Proxy Card must be signed by that person. If the company (pursuant to section 204A of the Corporations Act 2001) does not have a Company Secretary, a Sole Director can also sign alone. Otherwise this Proxy Card must be signed by a Director jointly with either another Director or a Company Secretary. Please indicate the office held by signing in the appropriate place. With respect to a U.S. company or other entity, this Proxy Card may be signed by one officer. Please give full name and title under the signature. CORPORATE REPRESENTATIVES If a representative of the corporation is to attend the Meeting the appropriate “Certificate of Appointment of Corporate Representative” should be produced prior to admission in accordance with the Notice of Meeting. A form of the certificate may be obtained from the Company’s security registry or online at www.linkmarketservices.com.au. LODGEMENT OF A PROXY FORM This Proxy Form (and any Power of Attorney under which it is signed) must be received at an address given below by [            ] 2018 (AEST) (which is [            ] 2018 USEDT). Any Proxy Card received after that time will be invalid. Proxy Cards may be lodged using the reply paid envelope, or: ONLINE www.linkmarketservices.com.au Login to the Link website using the holding details as shown on the Proxy Form. Select ‘Voting’ and follow the prompts to lodge your vote. To use the online lodgement facility, securityholders will need their “Holder Identifier” (Securityholder Reference Number (SRN) or Holder Identification Number (HIN) as shown on the front of the Proxy Form). BY MOBILE DEVICE Our voting website is designed specifically for voting online. You can now lodge your instruction by scanning the QR code adjacent or enter the voting link www.linkmarketservices.com.au into your mobile device. Log in using the Holder Identifier and postcode for your shareholding. QR Code To scan the code you will need a QR code reader application which can be downloaded for free on your mobile device. BY MAIL (in AUSTRALIA) GI Dynamics, Inc. C/- Link Market Services Limited Locked Bag A14 Sydney South NSW 1235 Australia BY MAIL (in USA) GI Dynamics, Inc. C/- American Stock Transfer and Trust Company LLC Operations Center 6201 15th Avenue Brooklyn, NY 11219 USA BY FAX +61 2 9287 0309 BY HAND (in AUSTRALIA) delivering it to: Link Market Services Limited* Level 12, 680 George Street Sydney NSW 2000 BY HAND (in USA) American Stock Transfer & Trust Company LLC Operations Center, 6201 15th Avenue, Brooklyn, NY 11219 USA * in business hours (Monday to Friday, 9:00am–5:00pm) IF YOU WOULD LIKE TO ATTEND AND VOTE AT THE SPECIAL MEETING, PLEASE BRING THIS FORM WITH YOU. THIS WILL ASSIST IN REGISTERING YOUR ATTENDANCE.

gi Dynamics™

ARBN 151 239 388

LODGE YOUR VOTE
ONLINE www.linkmarketservices.com.au
BY MAIL (in AUSTRALIA) GI Dynamics, Inc. C/- Link Market Services Limited Locked Bag A14, Sydney South NSW 1235 Australia **BY MAIL (in USA)** GI Dynamics, Inc. C/- American Stock Transfer and Trust Company LLC Operations Center, 6201 15th Avenue, Brooklyn, NY 11219 USA
BY HAND (in AUSTRALIA) Link Market Services Limited Level 12, 680 George Street, Sydney NSW 2000 **BY HAND (in USA)** American Stock Transfer & Trust Company LLC Operations Center, 6201 15th Avenue, Brooklyn, NY 11219
BY FAX +61 2 9287 0309
ALL ENQUIRIES TO Telephone: +61 1800 770 850 (free call within Australia)

X99999999999

CDI VOTING INSTRUCTION FORM

STEP 1

DIRECTION TO CHESS DEPOSITARY NOMINEES PTY LTD

I/We being a holder of CHESS Depositary Interests (**CDIs**) of GI Dynamics, Inc (**Company**) hereby direct CHESS Depositary Nominees Pty Ltd (**CDN**) to vote the shares underlying my/our CDI holding at the Special Meeting of stockholders of the Company to be held at **[ ]pm (USEDT) 2018 at at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., One Financial Center, Boston, MA 02111, United States (which is on [ ]2018 at [ ]a.m., AEST),** and at any adjournment or postponement of that Meeting, in accordance with the following directions. By execution of this CDI Voting Instruction Form the undersigned hereby authorises CDN to appoint such proxies or their substitutes in their discretion to vote in accordance with the directions set out below.

STEP 2

PROXY APPOINTMENT– this only needs to be completed if you wish to attend the Meeting or appoint another person to attend the Meeting

If you wish to attend the Meeting in person or appoint another person or company other than CDN, who need not be a stockholder, to attend and act on your behalf at the Meeting or any adjournment or postponement thereof, please insert their name(s) in this box.

Link will then send you a legal form of proxy which will grant you or the person specified by you the right to attend and vote at the Meeting. Please remember that a legal proxy is subject to all terms and conditions that apply to proxies as outlined in the *Notice of Special Meeting* including any cut off time for receipt of valid proxies.

STEP 3

VOTING INSTRUCTIONS

Voting instructions will only be valid and accepted by CDN if they are signed and received no later than 72 hours before the Meeting. Please read the voting instructions overleaf before marking any boxes with an ☒

Proposals	For	Against	Abstain*
1 Ratification of issue of CDIs under the prior Placement			
2 Participation by Related Party in the Placement			
3 Participation by Director in the Placement			
4 The adjournment of the Special Meeting			

* If you do not mark the “For”, “Against” or “Abstain” box your vote will not be counted.

STEP 4

SIGNATURE OF CDI HOLDERS – THIS MUST BE COMPLETED

CDI Holder 1 (Individual)	Joint CDI Holder 2 (Individual)	Joint CDI Holder 3 (Individual)
Sole Director and Sole Company Secretary	Director/Company Secretary (Delete one)	Director

This form should be signed by the CDI Holder in accordance with the instructions overleaf.

GDI PRX1801I

HOW TO COMPLETE THIS CDI VOTING INSTRUCTION FORM YOUR NAME AND ADDRESS This is your name and address as it appears on the Company’s CDI register. If this information is incorrect, please make the correction on the form. CDI Holders sponsored by a broker should advise their broker of any changes. Please note: you cannot change ownership of your CDIs using this form. DIRECTION TO CHESS DEPOSITARY NOMINEES PTY LTD Each CHESS Depositary Interest (CDI) is evidence of an indirect ownership in the Company’s shares of common stock (Shares). Each CDI is equivalent to one-fiftieth of a Share of the Company so that every fifty (50) CDIs that you own as at 5:00pm on Sunday, 31 December 2017 (AEST) (which 1:00am on Sunday, 31 December 2017 (USEDT), entitles you to one (1) vote. The underlying Shares are registered in the name of CHESS Depositary Nominees Pty Ltd (CDN). As holders of CDIs are not the legal owners of the Shares, CDN is entitled to vote at the Special Meetings of Stockholders on the instruction of the registered holders of the CDIs. APPOINTMENT OF A PROXY If you wish to attend the Special Meeting in person or appoint some person or company other than CDN, who need not be a stockholder, to attend and act on your behalf at the Special Meeting or any adjournment or postponement thereof, please insert your name(s) or the name of your chosen appointee in the box in Step 2 of this form. Link will then send you a legal form of proxy which will grant you or the person specified by you the right to attend and vote at the Special Meeting. Please remember that a legal proxy is subject to all terms and conditions that apply to proxies as outlined in the Notice of Special Meeting including any cut off time for receipt of valid proxies. SIGNING INSTRUCTIONS You must sign this form as follows in the spaces provided: Individual: where the holding is in one name, the holder must sign. Joint Holding: where the holding is in more than one name, all of the holders should sign. Power of Attorney: to sign under Power of Attorney, you must lodge the Power of Attorney with Link. If you have not previously lodged this document for notation, please attach a certified photocopy of the Power of Attorney to this form when you return it. Companies: with respect to an Australian company, where the company has a Sole Director who is also the Sole Company Secretary, this form must be signed by that person. If the company (pursuant to section 204A of the Corporations Act 2001) does not have a Company Secretary, a Sole Director can also sign alone. Otherwise this form must be signed by a Director jointly with either another Director or a Company Secretary. Please indicate the office held by signing in the appropriate place. With respect to a U.S. company or other entity, this form may be signed by one officer. Please give full name and title under the signature. LODGEMENT OF A PROXY FORM This CDI Voting Instruction Form (and any Power of Attorney under which it is signed) must be received at an address given below by [            ]am on [            ] 2018 (AEST) ( which is [            ]pm on [            ] 2018 USEDT). Any CDI Voting Instruction Form received after that time will be invalid. CDI Voting Instruction Forms may be lodged using the reply paid envelope or: ONLINE www.linkmarketservices.com.au Login to the Link website using the holding details as shown on the CDI Voting Instruction Form. Select ‘Voting’ and follow the prompts to lodge your vote. To use the online lodgement facility, stockholders will need their “Holder Identifier” (Securityholder Reference Number (SRN) or Holder Identification Number (HIN) as shown on the front of the CDI Voting Instruction Form). BY MOBILE DEVICE Our voting website is designed specifically for voting online. You can now lodge your instruction by scanning the QR code adjacent or enter the voting link www.linkmarketservices.com.au into your mobile device. Log in using the Holder Identifier and postcode for your shareholding. QR Code To scan the code you will need a QR code reader application which can be downloaded for free on your mobile device. BY MAIL (in AUSTRALIA) GI Dynamics, Inc. C/- Link Market Services Limited Locked Bag A14 Sydney South NSW 1235 Australia BY MAIL (in USA) GI Dynamics, Inc. C/- American Stock Transfer and Trust Company LLC Operations Center 6201 15th Avenue Brooklyn, NY 11219 USA BY FAX +61 2 9287 0309 BY HAND (in AUSTRALIA) delivering it to: Link Market Services Limited* Level 12, 680 George Street Sydney NSW 2000 BY HAND (in USA) American Stock Transfer & Trust Company LLC Operations Center, 6201 15th Avenue, Brooklyn, NY 11219 USA * in business hours (Monday to Friday, 9:00am–5:00pm)